UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2023 (May 18, 2023)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further discussed below in Item 5.07, on May 18, 2023, at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Acadia Healthcare Company, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the Acadia Healthcare Company, Inc. Incentive Compensation Plan (the “Incentive Plan”). The plan was amended and restated to renew the term of the Incentive Plan for ten years until March 2033. A summary of the material terms of the Incentive Plan is set forth on pages 8 through 11 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2023. The summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, a copy of which was included as Appendix A to the proxy statement filed with the SEC and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 18, 2023. The proposals considered at the Annual Meeting were voted on as follows:

1.     The individuals listed below were elected to serve as Class III directors until the Company’s annual meeting of stockholders in 2026 or until their successors have been elected and take office. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Michael J. Fucci	74,423,272	12,296,852	23,752	1,735,435
Wade D. Miquelon	65,692,075	21,027,841	23,960	1,735,435

2.    The Company’s stockholders approved an amendment and restatement of the Acadia Healthcare Company, Inc. Incentive Compensation Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
85,187,311	1,532,139	24,426	1,735,435

3.     The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the SEC on April 7, 2023), by the following vote:

For	Against	Abstain	Broker Non-Votes
85,589,978	1,132,077	21,821	1,735,435

4.    The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the following vote:

For	Against	Abstain
87,880,701	576,757	21,853

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Acadia Healthcare Company, Inc. Amended and Restated Incentive Compensation Plan (a)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(a)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on April 7, 2023 (File No. 001-35331).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel